Exhibit 99.1

Allkem and Livent Announce Board of Directors for New TopCo

August 2, 2023

Allkem Limited (ASX|TSX: AKE, “Allkem”) and Livent Corporation (NYSE: LTHM, “Livent”) provide an update in relation to the proposed merger of equals between Allkem and Livent previously announced on 10 May 2023 (“Transaction”).

Each of Allkem’s and Livent’s Board of Directors have now selected their respective nominees to the Board of Allkem Livent plc1 (“New TopCo”) to be effective as of the closing of the Transaction. The Board of Directors of New TopCo as of the closing will be comprised of the following individuals, which consists of six Livent nominees from Livent’s current Board of Directors (including the current Chief Executive Officer of Livent) and six Allkem nominees from Allkem’s current Board of Directors (including the current Chairman of the Allkem Board):

•	Michael F. Barry

•	Peter Coleman (Chair designate of New TopCo)

•	Alan Fitzpatrick

•	Paul W. Graves (Chief Executive Officer designate of New TopCo)

•	Florencia Heredia

•	Leanne Heywood

•	Christina Lampe-Önnerud

•	Pablo Marcet

•	Steven T. Merkt

•	Robert C. Pallash

•	Fernando Oris de Roa

•	John Turner

It has been agreed as part of this process that Richard Seville and Martin Perez de Solay (MD and CEO) from Allkem’s Board of Directors, and Pierre R. Brondeau, Andrea E. Utecht and G. Peter D’Aloia from Livent’s Board of Directors, will retire as directors upon closing of the Transaction and will not join the Board of New TopCo.

Allkem Chair Peter Coleman commented “We are pleased to announce the new Board of Directors for the merged company. The skills and experience of this remarkable group of people will be a significant factor in the future success of the merged entity. I look forward to us all building a strong connection and leveraging our collective skills and experience to work with New TopCo’s management team to devise, and deliver against, the strategy for what will become one of the world’s leading lithium chemicals companies.”

“I would also like to acknowledge both Richard and Martin who will be retiring as directors following completion of the Transaction. In their own ways both have been instrumental to the success of Allkem. While I will have more to say closer to their retirement, I thank them for their contributions so far and for their ongoing support to close out this significant transaction.”

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1 Allkem Livent plc is the temporary name of the proposed holding company of the merged group, which is not currently an affiliate of either Allkem or Livent.

Livent President and Chief Executive Officer Paul Graves commented “Today’s announcement is a significant milestone as Livent and Allkem seek to combine our teams and collective strengths to create a leading lithium company.”

“I also want to thank Pierre, Andrea, and Peter who have played instrumental roles on Livent’s Board of Directors, since our separation into an independent company and prior to that as a part of FMC Corporation. We are grateful for their experience, leadership, and collaboration on the Livent board and for all of the contributions they have made in getting Livent to its current position.”

Allkem and Livent have also agreed to amend the terms of the Transaction Agreement and associated documentation to reflect updates related to the foregoing announcement.

The amendment to the Transaction Agreement reflects the decision that the New TopCo Board as of the closing of the Transaction will now comprise 12 members, instead of the previously contemplated 14 members, consisting of six directors nominated by Allkem and six directors nominated by Livent. These appointments will be effective on and from (and subject to) closing of the Transaction.

In addition, Allkem and Livent have determined to amend the terms of the proposed Scheme of Arrangement so that the default Scheme Consideration that will be received by Allkem’s Canadian branch shareholders will be in the form of NYSE listed New TopCo Shares (rather than New TopCo ASX listed CDIs). These shareholders will still be able to elect to receive New TopCo ASX listed CDIs instead, if that is their preference.

Minor adjustments have also been made to the timing for certain administrative steps that relate to the Scheme implementation process, following further consultation with the parties’ share registries. In due course, Allkem shareholders will be provided with a Scheme Booklet issued by Allkem in accordance with applicable Australian regulatory requirements, which will include an indicative timetable of key dates that takes into account these refinements.

Closing of the Transaction remains subject to the satisfaction or waiver of customary closing conditions, including receipt of regulatory approvals, approval by both Livent and Allkem shareholders, as well as the Australian Court, the Independent Expert concluding that the Scheme is in the best interest of Allkem shareholders (and not changing, withdrawing, or qualifying that conclusion), tax opinion delivery and Australian tax class ruling confirmation.

About Livent

For nearly eight decades, Livent has partnered with its customers to safely and sustainably use lithium to power the world. Livent is one of only a small number of companies with the capability, reputation, and know-how to produce high-quality finished lithium compounds that are helping meet the growing demand for lithium. The Company has one of the broadest product portfolios in the industry, powering demand for green energy, modern mobility, the mobile economy, and specialized innovations, including light alloys and lubricants. Livent has a combined workforce of approximately 1,350 full-time, part-time, temporary, and contract employees and operates manufacturing sites in the United States, England, China, and Argentina. For more information, visit livent.com.

About Allkem

Allkem is a specialty lithium chemicals company with a global portfolio of diverse and high-quality lithium chemicals. Headquartered in Buenos Aires, Argentina, the company’s unique portfolio includes lithium brine operations in Argentina, a hard rock lithium operation in Australia, a hard rock development project in Québec, and a lithium hydroxide conversion facility in Japan. Development is underway across the globe to increase international scale and product flexibility to meet significant projected demand growth that is underpinned by a global transition to a net zero carbon future. Allkem’s pillars of success are built on safety, sustainability, cost leadership, and product quality, through relations with our people, partners, customers, and communities. For more information, visit allkem.co.

Livent Contacts

Investors:

Daniel Rosen +1 215 299 6208

daniel.rosen@livent.com

Media:

Juan Carlos Cruz +1 215 299 6725

juan.carlos.cruz@livent.com

Teneo

Andrea Calise +1 917 826 3804

andrea.calise@teneo.com

Allkem Contacts

Investors:

Andrew Barber +61 418 783 701

andrew.barber@allkem.co

Community Affairs:

Karen Vizental +54 9 114 414 4702

karen.vizental@allkem.co

Media:

GRACosway

Ben Wilson +61 407 966 083

bwilson@gracosway.com.au

Max Hewett +61 432 332 215

mhewett@gracosway.com.au

Important Information and Legal Disclaimer:

Forward-Looking Statements

This announcement contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can often be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern expectations, strategy, plans, or intentions. However, the absence of these words or similar terms does not mean that a statement is not forward-looking. All forward-looking statements are based on information and estimates available to Allkem or Livent at the time of this announcement and are not guarantees of future performance.

Examples of forward-looking statements in this announcement (made at the date of this announcement unless otherwise indicated) include, among others, statements regarding the future performance of the combined company, the perceived and potential synergies and other benefits of the Transaction, and expectations around the financial impact of the Transaction on the combined company’s financials. In addition, this announcement contains statements concerning the intentions, beliefs and expectations, plans, strategies and objectives of the directors and management of Allkem and Livent for Allkem, Livent and the combined company, the anticipated timing for and outcome and effects of the Transaction (including expected benefits to shareholders of Allkem and Livent), anticipated production, production capacity or construction or development commencement dates, costs or production outputs, capital expenditure and future demand for lithium, expectations for the ongoing development and growth potential of the combined company and the future operation of Allkem, Livent and the combined company.

Forward-looking statements are not statements of historical fact and actual events and results may differ materially from those contemplated by the forward-looking statements as a result of a variety of known and unknown risks, uncertainties, and other factors (many of which are outside the control of Allkem, Livent and the combined company), some of which are described from time to time in Livent’s filings with the SEC and Allkem’s filings with the ASX, including Livent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and Allkem’s Annual Report for the financial year ended 30 June 2022 (Appendix 4E), Half-Year Report for the half year ended 31 December 2022 (Appendix 4D), and March Activities Report for the quarter ended 31 March 2023, and future filings and reports by either Allkem or Livent.

These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement and may include statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of New TopCo following completion of the proposed transaction; and anticipated growth strategies and anticipated trends in Livent’s, Allkem’s and, following the completion of the proposed transaction, New TopCo’s business.

In addition, other factors related to the Transaction between Allkem and Livent that contribute to the uncertain nature of the forward-looking statements and that could cause actual results and financial condition to differ materially from those expressed or implied include, but are not limited to: the satisfaction of the conditions precedent to the consummation of the Transaction, including, without limitation, the receipt of shareholder and regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the Transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the Transaction within the expected time period (if at all); potential difficulties in Allkem's and Livent's ability to retain employees as a result of the announcement and pendency of the Transaction; risks relating to the value of New TopCo's shares to be issued in the Transaction; disruptions of Allkem’s and Livent's current plans, operations and relationships with customers caused by the announcement and pendency of the Transaction; legal proceedings that may be instituted against Allkem and Livent following announcement of the Transaction; funding requirements; lithium and other commodity prices; exploration, development and operating risks (including unexpected capital or operating costs); production risks; regulatory restrictions (including environmental regulations and associated liability, changes in regulatory restrictions or regulatory policy and potential title disputes) and risks associated with general economic conditions.

Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements are detailed in the filings with the SEC, including Livent’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC.

There can be no assurance that the Transaction will be implemented or that plans of the directors and management of Allkem and Livent for the combined company will proceed as currently expected or will ultimately be successful. Investors are strongly cautioned not to place undue reliance on forward-looking statements, including in respect of the financial or operating outlook for Allkem, Livent or the combined company (including the realisation of any expected synergies).

Except as required by applicable law or the ASX Listing Rules, Allkem and Livent assume no obligation to, and expressly disclaim any duty to, provide any additional or updated information or to update any forward-looking statements, whether as a result of new information, future events or results, or otherwise. Nothing in this announcement will, under any circumstances (including by reason of this announcement remaining available and not being superseded or replaced by any other presentation or publication with respect to Allkem, Livent or the combined company, or the subject matter of this announcement), create an implication that there has been no change in the affairs of Allkem or Livent since the date of this announcement. The distribution of this announcement may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this announcement must inform himself or herself of and comply with any such restrictions.

No offer or solicitation

This communication is for informational purposes only and is not intended to be and shall not constitute a solicitation of any vote or approval, or an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, or an invitation or recommendation to subscribe for, acquire or buy securities of Allkem, Livent or New TopCo, or any other financial products or securities, in any place or jurisdiction, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional information and where to find it

On July 20, 2023, New TopCo filed with the SEC a registration statement on Form S-4 that contains a proxy statement/prospectus and other documents (the “Form S-4”). The Form S-4 has not yet been declared effective by the SEC. Although the Form S-4 has not yet become effective and the information contained therein is subject to change, it provides important information about the proposed Transaction. Livent will mail the proxy statement/prospectus contained in the Form S-4 to its stockholders. This communication is not a substitution for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the proposed Transaction.

INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW TOPCO, LIVENT, ALLKEM, THE TRANSACTION AND RELATED MATTERS. The Form S-4, the proxy statement/prospectus, any amendments or supplements thereto and all other documents filed with the SEC in connection with the Transaction is or will be available when filed free of charge on the SEC’s web site at www.sec.gov. Copies of documents filed with the SEC by Livent will be made available free of charge on Livent's investor relations website (at https://ir.livent.com/overview/default.aspx).

Participants in the Solicitation

Livent, Allkem, New TopCo and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Transaction, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of Livent is contained in Livent’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on March 16, 2023, its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 24, 2023, subsequent statements of beneficial ownership on file with the SEC and other filings made from time to time with the SEC. Information about Allkem’s directors and executive officers is set forth in Allkem’s latest annual report dated 25 August 2022, as updated from time to time via announcements made by Allkem on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Livent security holders in connection with the Transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.